Exhibit 21

PEABODY ENERGY CORPORATION
LIST OF SUBSIDIARIES

Name of Subsidiary	State or Other Jurisdiction of Formation
9 East Shipping Limited	UK
9 East Shipping (Asia) Pte Ltd.	Singapore
American Land Development, LLC	Delaware
American Land Holdings of Colorado, LLC	Delaware
American Land Holdings of Illinois, LLC	Delaware
American Land Holdings of Indiana, LLC	Delaware
American Land Holdings of Kentucky, LLC	Delaware
American Land Holdings of West Virginia, LLC	Delaware
Arid Operations, Inc.	Delaware
Big Ridge, Inc.	Illinois
Big Sky Coal Company	Delaware
Black Hills Mining Company, LLC	Illinois
Bowen Basin Coal Joint Venture	Australia
BTU International BV	Netherlands
BTU Western Resources, Inc.	Delaware
Burton Coal Pty Ltd.	Australia
Caballo Grande, LLC	Delaware
Capricorn Joint Venture	Australia
Carbones Peabody de Venezuela S.A.	Venezuela
Caseyville Dock Company, LLC	Delaware
Central States Coal Reserves of Illinois, LLC	Delaware
Central States Coal Reserves of Indiana, LLC	Delaware
Century Mineral Resources, Inc.	Illinois
Coal Reserve Holding LLC No. 1	Delaware
Coalsales II, LLC	Delaware
Colorado Yampa Coal Company	Delaware
Complejo Siderurgico Del Lago, CA	Venezuela
Conexcel 1 Pty Ltd.	Australia
Conservancy Resources, LLC	Delaware
Coppabella and Moorvale Joint Venture	Australia
Cottonwood Land Company	Delaware
Cyprus Creek Land Company	Delaware
Cyprus Creek Land Resources LLC	Delaware
Desarrollos Venshelf IV, CA	Venezuela
Dyson Creek Coal Company, LLC	Delaware
Dyson Creek Mining Company, LLC	Delaware
El Segundo Coal Company, LLC	Delaware
Elkland Holdings, LLC	Delaware
Excel Equities International Pty Ltd.	Australia
Excelven Pty Ltd.	B.V.I.
Falcon Coal Company, LLC	Indiana
Gallo Finance Company	Delaware
Gold Fields Chile, LLC	Delaware
Gold Fields Mining, LLC	Delaware
Gold Fields Ortiz, LLC	Delaware
Hayden Gulch Terminal, LLC	Delaware
Helensburgh Coal Pty Ltd.	Australia
Highwall Mining Service Company	Delaware
Hillside Recreational Lands, LLC	Delaware
HMC Mining LLC	Delaware
Illinois Land Holdings, LLC	Illinois

Independence Material Handling, LLC	Delaware
James River Coal Terminal, LLC	Delaware
Juniper Coal Company	Delaware
Kayenta Mobile Home Park, Inc.	Delaware
Kentucky Syngas, LLC	Delaware
Kentucky United Coal LLC	Indiana
Lively Grove Energy Partners, LLC	Delaware
Lively Grove Energy, LLC	Delaware
Marigold Electricity, LLC	Delaware
Metropolitan Collieries Pty Ltd.	Australia
Midco Supply and Equipment Corporation	Illinois
Middlemount Coal Pty Ltd	Australia
Middlemount Mine Management Pty Ltd	Australia
Midwest Coal Acquisition Corp.	Delaware
Midwest Coal Reserves of Illinois, LLC	Delaware
Midwest Coal Reserves of Indiana, LLC	Delaware
Midwest Coal Reserves of Kentucky, LLC	Delaware
Millennium Coal Pty Ltd.	Australia
Moffat County Mining, LLC	Delaware
Monto Coal 2 Pty Ltd	Australia
Monto Coal Joint Venture	Australia
Moorvale West Joint Venture	Australia
Mustang Clean Energy, LLC	Delaware
Mustang Energy Company, LLC	Delaware
New Mexico Coal Resources, LLC	Delaware
Newhall Funding Company (MBT)	Massachusetts
North Goonyella Coal Mines Pty Ltd.	Australia
North Wambo Pty Ltd.	Australia
Olive Downs South Joint Venture	Australia
P&L Receivables Company LLC	Delaware
Pacific Export Resources, LLC	Delaware
Peabody (Bowen) Pty Ltd.	Australia
Peabody (Burton Coal) Pty Ltd.	Australia
Peabody (Horse Creek) Pty Ltd.	Australia
Peabody (Kogan Creek) Pty Ltd.	Australia
Peabody (Wilkie Creek) Pty Ltd.	South Australia
Peabody Acquisition Co. No. 2 Pty Ltd.	Australia
Peabody Acquisition Co. No. 5 Pty Ltd	Australia
Peabody Acquisition Cooperative U.A.	Netherlands
Peabody AMBV2 B.V.	Netherlands
Peabody America, Inc.	Delaware
Peabody Archveyor, LLC	Delaware
Peabody Arclar Mining, LLC	Delaware
Peabody Australia Holdco Pty Ltd.	Australia
Peabody Australia Intermediate Pty Ltd	Australia
Peabody Australia Mining Pty Ltd.	Australia
Peabody BB Interests Pty Ltd	Australia
Peabody Bear Run Mining, LLC	Delaware
Peabody Bear Run Services, LLC	Delaware
Peabody Bistrotel Pty Ltd	Australia
Peabody Budjero Holdings Pty Ltd	Australia
Peabody Budjero Pty Ltd	Australia
Peabody Caballo Mining, LLC	Delaware
Peabody Capricorn Pty Ltd	Australia
Peabody Cardinal Gasification, LLC	Delaware
Peabody China, LLC	Delaware
Peabody Coal Venezuela Ltd.	Bermuda
Peabody Coalsales Australia Pty Ltd.	Australia

Peabody Coalsales, LLC	Delaware
Peabody Coaltrade Asia Private Ltd.	Singapore
Peabody Coaltrade Australia Pty Ltd.	Australia
Peabody Coaltrade GmbH	Germany
Peabody Coaltrade India Private Ltd	India
Peabody Coaltrade International (CTI), LLC	Delaware
Peabody Coaltrade International Limited	UK
Peabody Coaltrade, LLC	Delaware
Peabody Colorado Operations, LLC	Delaware
Peabody Colorado Services, LLC	Delaware
Peabody Coppabella Coal Pty Ltd	Australia
Peabody Coulterville Mining, LLC	Delaware
Peabody Custom Mining Ltd	Australia
Peabody Development Company, LLC	Delaware
Peabody Electricity, LLC	Delaware
Peabody Employment Services, LLC	Delaware
Peabody Energy (Botswana) (Proprietary) Limited	Botswana
Peabody Energy (Gibraltar) Limited	Gibraltar
Peabody Energy (Gibraltar) Limited and S.C.S.	Luxembourg
Peabody Energy Australia Coal Pty Ltd.	Australia
Peabody Energy Australia PCI (C&M Equipment) Pty Ltd	Australia
Peabody Energy Australia PCI (C&M Management) Pty Ltd	Australia
Peabody Energy Australia PCI Berrigurra Pty Ltd	Australia
Peabody Energy Australia PCI Equipment Pty Ltd	Australia
Peabody Energy Australia PCI Exporation Pty Ltd	Australia
Peabody Energy Australia PCI Financing Pty Ltd	Australia
Peabody Energy Australia PCI Management Pty Ltd	Australia
Peabody Energy Australia PCI Mine Management Pty Ltd	Australia
Peabody Energy Australia PCI Pty Ltd	Australia
Peabody Energy Australia PCI Rush Pty Ltd	Australia
Peabody Energy Australia Pty Ltd	Australia
Peabody Energy Finance Pty Ltd.	Australia
Peabody Energy Generation Holding Company	Delaware
Peabody Energy Investments, Inc.	Delaware
Peabody Energy Solutions, Inc.	Delaware
Peabody Gateway North Mining, LLC	Delaware
Peabody Gateway Services, LLC	Delaware
Peabody Global Services Pte Ltd.	Singapore
Peabody Gobi LLC	Mongolia
Peabody Holding Company, LLC	Delaware
Peabody Holdings (Gibraltar) Limited	Gibraltar
Peabody Holland BV	Netherlands
Peabody Illinois Services, LLC	Delaware
Peabody Indiana Services, LLC	Delaware
Peabody International (Gibraltar) Limited	Gibraltar
Peabody International Investments, Inc.	Delaware
Peabody International Services, Inc.	Delaware
Peabody Investment & Development Business Services Beijing Co., Ltd.	China
Peabody Investments (Gibraltar) Limited	Gibraltar
Peabody Investments Corp.	Delaware
Peabody Magnolia Grove Holdings, LLC	Delaware
Peabody MCC (Gibraltar) Limited	Gibraltar
Peabody MCC Holdco Pty Ltd.	Australia
Peabody Midwest Management Services, LLC	Delaware
Peabody Midwest Mining, LLC	Indiana
Peabody Midwest Operations, LLC	Delaware
Peabody Midwest Services, LLC	Delaware
Peabody Mining (Gibraltar) Limited	Gibraltar

Peabody Mongolia, LLC	Delaware
Peabody Monto Coal Pty Ltd	Australia
Peabody Moorvale Pty Ltd.	Australia
Peabody Moorvale West Pty Ltd	Australia
Peabody Mozambique, Limitada	Mozambique
Peabody Natural Gas, LLC	Delaware
Peabody Natural Resources Company	Delaware
Peabody Netherlands Holding B.V.	Netherlands
Peabody New Mexico Services, LLC	Delaware
Peabody Olive Downs Pty Ltd	Australia
Peabody Operations Holding, LLC	Delaware
Peabody Pastoral Holdings Pty Ltd.	Australia
Peabody Powder River Mining, LLC	Delaware
Peabody Powder River Operations, LLC	Delaware
Peabody Powder River Services, LLC	Delaware
Peabody PowerTree Investments LLC	Delaware
Peabody Queensland Coke & Energy Pty Ltd	Australia
Peabody Recreational Lands LLC	Delaware
Peabody Rocky Mountain Management Services, LLC	Delaware
Peabody Rocky Mountain Services, LLC	Delaware
Peabody Sage Creek Mining, LLC	Delaware
Peabody School Creek Mining, LLC	Delaware
Peabody Services Holding, LLC	Delaware
Peabody Southwest, LLC	Delaware
Peabody Southwestern Coal Company	Delaware
Peabody Terminal Holding Company, Inc.	Delaware
Peabody Terminals, LLC	Delaware
Peabody Trout Creek Reservoir LLC	Delaware
Peabody Twentymile Mining, LLC	Delaware
Peabody Venezuela Coal Corporation	Delaware
Peabody Venture Fund, LLC	Delaware
Peabody West Burton Pty Ltd	Australia
Peabody West Rolleston Pty Ltd	Australia
Peabody West Walker Pty Ltd	Australia
Peabody Western Coal Company	Delaware
Peabody Wild Boar Mining, LLC	Delaware
Peabody Wild Boar Services, LLC	Delaware
Peabody Williams Fork Mining, LLC	Delaware
Peabody Wyoming Gas, LLC	Delaware
Peabody Wyoming Services, LLC	Delaware
Peabody-Waterside Development LLC	Delaware
PEAMCoal Holdings Pty Ltd.	Australia
PEAMCoal Pty Ltd.	Australia
PEC Equipment Company, LLC	Delaware
PG Investments Six LLC	Delaware
Point Pleasant Dock Company LLC	Delaware
Pond River Land Company	Delaware
Porcupine Production LLC	Delaware
Porcupine Transportation LLC	Delaware
PT Peabody Coaltrade Indonesia	Indonesia
PT Peabody Mining Services	Indonesia
Ribfield Pty Ltd	Australia
Riverview Terminal Company	Delaware
Sage Creek Holdings, LLC	Delaware
School Creek Coal Resources, LLC	Delaware
Seneca Coal Company, LLC	Delaware
Shoshone Coal Corporation	Delaware
Star Lake Energy Company LLC	Delaware

Sterling Centennial Insurance Corp.	Vermont
Sterling Centennial Missouri Insurance Corporation	Missouri
Sugar Camp Properties, LLC	Indiana
Thoroughbred Generating Company LLC	Delaware
Thoroughbred Mining Company LLC	Delaware
Transportes Coal Sea de Venezuela, CA	Venezuela
Twentymile Coal LLC	Delaware
United Minerals Company LLC	Indiana
Wambo Coal Pty Ltd.	Australia
Wambo Coal Terminal Pty Ltd.	Australia
Wambo Open Cut Pty Ltd.	Australia
West/North Burton Joint Venture	Australia
West Rolleston Joint Venture	Australia
West Roundup Resources, LLC	Delaware
West Walker Joint Venture	Australia
Wilpinjong Coal Pty Ltd.	Australia